Exhibit 99.1

Virtu Announces Second Quarter 2018 Results

NEW YORK, NY,  July 27, 2018  — Virtu Financial, Inc. (NASDAQ: VIRT), a leading technology-enabled market maker and liquidity provider to the global financial markets, today reported results for the second quarter ended June 30, 2018.

Second Quarter Selected Highlights

•                  Net income of $46.6 million, Normalized Adjusted Net Income* of $59.6 million

•                  Basic earnings per share of $0.25; Diluted earnings per share of $0.24; Normalized Adjusted EPS* of $0.31

•                  Total revenues of $328.1 million; Adjusted Net Trading Income* of $202.9 million

•                  Adjusted EBITDA* of $112.4 million; Adjusted EBITDA Margin* of 55.4%

•                  Adjusted Operating Expenses* for first six months of $29 million ahead of prior guidance

•                  Made $50 million of incremental payments on the term loan since the prior earnings release; $676 million total payments to-date out of $1.15 billion

•                  Board approved $50 million expansion of the previously announced share buyback program; $40.5 million repurchased to-date

•                  Quarterly cash dividend of $0.24 per share payable on September 14, 2018

* Non-GAAP financial measures. Please see “Non-GAAP Financial Measures and Other Items” for more information.

The Virtu Financial, Inc. Board of Directors declared a quarterly cash dividend of $0.24 per share. This dividend is payable on September 14, 2018 to shareholders of record as of August 31, 2018.

“Our second quarter results reflect an operating environment for our core wholesale market making operation that was markedly worse than the robust conditions we saw in the first quarter.  In addition to declining volatility we saw reduced retail participation in the market.  However, we have over-achieved on expense reductions and synergies and saw strong performance in businesses underlying our FICC franchise, particularly in foreign exchange.” said Douglas Cifu, Chief Executive Officer of Virtu Financial.

Expansion of the Share Repurchase Program

The Virtu Financial, Inc. Board of Directors approved the expansion of the Company’s previously announced share repurchase program for Class A common stock and common units of Virtu Financial LLC, increasing the total amount authorized by $50 million to $100 million and extending the duration of the program through September 30, 2019.  Since the inception of the program in February 2018, the Company has repurchased approximately 1.38 million shares and units for approximately $40.5 million.  The Company now has approximately $59.5 million remaining capacity for future purchases of common stock and common units under the plan.

Form of Presentation

The Company completed its acquisition of KCG Holdings, Inc. on July 20, 2017 and the reported financial results of the Company for the periods following the acquisition reflect KCG’s and the Company’s balances, and reflect the impact of purchase accounting adjustments. The financial results for the three and six months ended June 30, 2017 comprise solely the results of the Company.

Second Quarter Financial Results

Total revenues increased 126.5% to $328.1 million for this quarter, compared to $144.9 million for the same period in 2017. Trading income, net, increased 89.9% to $258.6 million for this quarter, compared to $136.2 million for the same period in 2017. Net income increased 956.5% to $46.6 million for this quarter, compared to $4.4 million for the same period in 2017.

Basic and diluted earnings per share for this quarter were $0.25 and $0.24, respectively, compared to $0.01 each for the same period in 2017.

Adjusted Net Trading Income increased 163.2% to $202.9 million for this quarter, compared to $77.1 million for the same period in 2017. Adjusted EBITDA increased 174.8% to $112.4 million for this quarter, compared to $40.9 million for the same period in 2017. Normalized Adjusted Net Income increased 234.8% to $59.6 million for this quarter, compared to $17.8 million for the same period in 2017.

Assuming all non-controlling interests had been exchanged for common stock, and the Company’s Normalized Adjusted Net Income before income taxes was subject to corporation taxation, Normalized Adjusted EPS was $0.31 for this quarter and $0.13 for the same period in 2017.

Operating Segment Information

Prior to the acquisition of KCG, the Company was managed and operated as one business, and, accordingly, operated under one reportable segment.  As a result of the acquisition of KCG, beginning in the third quarter of 2017 the Company has three operating segments: (i) Market Making; (ii) Execution Services; and (iii) Corporate.

Market Making principally consists of market making in the cash, futures and options markets across global equities, options, fixed income, currencies and commodities. As a market maker, the Company commits capital on a principal basis by offering to buy securities from, or sell securities to, broker dealers, banks and institutions.

Execution Services comprises agency-based trading and trading venues, offering execution services in global equities, options, futures and fixed income on behalf of institutions, banks and broker dealers.

Corporate contains the Company’s investments, principally in strategic trading-related opportunities, and maintains corporate overhead expenses.

The following tables show the total revenues and Adjusted Net Trading Income by operating segment for the three and six months ended June 30, 2018 and 2017.

Total revenues by operating segment

(in thousands, unaudited)

	Three Months Ended June 30, 2018
	Market	Execution
	Making	Services	Corporate	Total

Trading income, net	$258,629	$(36)	$—	$258,593
Commissions, net and technology services	6,798	39,767	—	46,565
Interest and dividends income	21,592	345	—	21,937
Other, net	676	698	(343)	1,031
Total Revenues	$287,695	$40,774	$(343)	$328,126

	Three Months Ended June 30, 2017
	Market	Execution
	Making	Services	Corporate	Total

Trading income, net	$136,163	$—	$—	$136,163
Commissions, net and technology services	—	3,107	—	3,107
Interest and dividends income	5,629	—	—	5,629
Other, net	—	—	(11)	(11)
Total Revenues	$141,792	$3,107	$(11)	$144,888

	Six Months Ended June 30, 2018
	Market	Execution
	Making	Services	Corporate	Total

Trading income, net	$664,338	$417	$—	$664,755
Commissions, net and technology services	15,299	85,110	—	100,409
Interest and dividends income	39,361	490	35	39,886
Other, net	1,233	338,536	(1,640)	338,129
Total Revenues	$720,231	$424,553	$(1,605)	$1,143,179

	Six Months Ended June 30, 2017
	Market	Execution
	Making	Services	Corporate	Total

Trading income, net	$275,737	$—	$—	$275,737
Commissions, net and technology services	—	5,886	—	5,886
Interest and dividends income	10,503	—	—	10,503
Other, net	—	—	49	49
Total Revenues	$286,240	$5,886	$49	$292,175

Reconciliation of trading income, net to Adjusted Net Trading Income by operating segment

(in thousands, unaudited)

	Three Months Ended June 30, 2018
	Market	Execution
	Making	Services	Corporate	Total

Trading income, net	$258,629	$(36)	$—	$258,593
Commissions, net and technology services	6,798	39,767	—	46,565
Interest and dividends income	21,592	345	—	21,937
Brokerage, exchange and clearance fees, net	(59,794)	(13,524)	—	(73,318)
Payments for order flow	(15,827)	(15)	—	(15,842)
Interest and dividends expense	(34,747)	(262)	—	(35,009)
Adjusted Net Trading Income	$176,651	$26,275	$—	$202,926

	Three Months Ended June 30, 2017
	Market	Execution
	Making	Services	Corporate	Total

Trading income, net	$136,163	$—	$—	$136,163
Commissions, net and technology services	—	3,107	—	3,107
Interest and dividends income	5,629	—	—	5,629
Brokerage, exchange and clearance fees, net	(52,899)	—	—	(52,899)
Interest and dividends expense	(14,934)	—	—	(14,934)
Adjusted Net Trading Income	$73,959	$3,107	$—	$77,066

	Six Months Ended June 30, 2018
	Market	Execution
	Making	Services	Corporate	Total

Trading income, net	$664,338	$417	$—	$664,755
Commissions, net and technology services	15,299	85,110	—	100,409
Interest and dividends income	39,361	490	35	39,886
Brokerage, exchange and clearance fees, net	(128,866)	(32,275)	—	(161,141)
Payments for order flow	(32,023)	(75)	—	(32,098)
Interest and dividends expense	(67,954)	(679)	—	(68,633)
Adjusted Net Trading Income	$490,155	$52,988	$35	$543,178

	Six Months Ended June 30, 2017
	Market	Execution
	Making	Services	Corporate	Total

Trading income, net	$275,737	$—	$—	$275,737
Commissions, net and technology services	—	5,886	—	5,886
Interest and dividends income	10,503	—	—	10,503
Brokerage, exchange and clearance fees, net	(105,669)	—	—	(105,669)
Interest and dividends expense	(27,214)	—	—	(27,214)
Adjusted Net Trading Income	$153,357	$5,886	$—	$159,243

Reconciliation of trading income, net to Adjusted Net Trading Income by category — Market Making segment

(in thousands, unaudited)

	Three Months Ended June 30, 2018
	Americas	ROW	Global FICC,		Total
	Equities	Equities	Options and Other	Unallocated	Market Making

Trading income, net	$166,608	$31,796	$55,755	$4,470	$258,629
Commissions, net and technology services	6,709	—	89	—	6,798
Brokerage, exchange and clearance fees, net	(28,674)	(12,013)	(16,311)	(2,796)	(59,794)
Payments for order flow	(15,827)	—	—	—	(15,827)
Interest and dividends, net	(6,452)	(2,738)	(3,246)	(719)	(13,155)
Adjusted Net Trading Income	$122,364	$17,045	$36,287	$955	$176,651

	Three Months Ended June 30, 2017
	Americas	ROW	Global FICC,		Total
	Equities	Equities	Options and Other	Unallocated	Market Making

Trading income, net	$45,411	$44,231	$47,914	$(1,393)	$136,163
Brokerage, exchange and clearance fees, net	(18,825)	(18,305)	(15,306)	(463)	(52,899)
Interest and dividends, net	(2,636)	(4,212)	(1,797)	(660)	(9,305)
Adjusted Net Trading Income	$23,950	$21,714	$30,811	$(2,516)	$73,959

	Six Months Ended June 30, 2018
	Americas	ROW	Global FICC,		Total
	Equities	Equities	Options and Other	Unallocated	Market Making

Trading income, net	$439,796	$83,490	$137,825	$3,227	$664,338
Commissions, net and technology services	15,231	—	68	—	15,299
Brokerage, exchange and clearance fees, net	(69,759)	(27,962)	(28,850)	(2,295)	(128,866)
Payments for order flow	(32,023)	—	—	—	(32,023)
Interest and dividends, net	(15,185)	(5,132)	(6,497)	(1,779)	(28,593)
Adjusted Net Trading Income	$338,060	$50,396	$102,546	$(847)	$490,155

	Six Months Ended June 30, 2017
	Americas	ROW	Global FICC,		Total
	Equities	Equities	Options and Other	Unallocated	Market Making

Trading income, net	$95,242	$82,980	$99,486	$(1,971)	$275,737
Brokerage, exchange and clearance fees, net	(39,041)	(35,395)	(30,382)	(851)	(105,669)
Interest and dividends, net	(4,200)	(7,137)	(4,163)	(1,211)	(16,711)
Adjusted Net Trading Income	$52,001	$40,448	$64,941	$(4,033)	$153,357

The following tables show our Adjusted Net Trading Income and average daily Adjusted Net Trading Income by category for the three and six months ended June 30, 2018 and 2017:

(In thousands except percentages, unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
Adjusted Net Trading Income by Category:	2018	2017	% Change	2018	2017	% Change

Market Making:
Americas Equities	$122,364	$23,950	410.9%	$338,060	$52,001	550.1%
ROW Equities	17,045	21,714	-21.5%	50,396	40,448	24.6%
Global FICC, Options and Other	36,287	30,811	17.8%	102,546	64,941	57.9%
Unallocated(1)	955	(2,516)	NM	(847)	(4,033)	NM

Total Market Making	$176,651	$73,959	138.8%	$490,155	$153,357	219.6%

Execution Services	26,275	3,107	745.7%	52,988	5,886	800.2%

Corporate	—	—	NM	35	—	NM

Adjusted Net Trading Income	$202,926	$77,066	163.3%	$543,178	$159,243	241.1%

Average Daily	Three Months Ended June 30,			Six Months Ended June 30,
Adjusted Net Trading Income by Category:	2018	2017	% Change	2018	2017	% Change

Market Making:
Americas Equities	$1,912	$380	402.9%	$2,704	$416	550.1%
ROW Equities	266	345	-22.7%	403	324	24.4%
Global FICC, Options and Other	567	489	15.9%	820	520	57.8%
Unallocated(1)	15	(40)	NM	(7)	(32)	NM

Total Market Making	$2,760	$1,174	135.1%	$3,921	$1,228	219.3%

Execution Services	411	49	733.4%	424	47	800.2%

Corporate	—	—	NM	0	—	NM

Adjusted Net Trading Income	$3,171	$1,223	159.2%	$4,345	$1,275	240.8%

(1) Under our methodology for recording ‘‘trading income, net’’ in our condensed consolidated statements of comprehensive income, we recognize revenues based on the exit price of assets in accordance with applicable U.S. GAAP rules, and when we calculate Adjusted Net Trading Income for corresponding reporting periods, we start with trading income, net. By contrast, when we calculate Adjusted Net Trading Income by category, we recognize revenues on a daily basis, and as a result prices used in recognizing revenues may differ. Because we provide liquidity on a global basis, across asset classes and time zones, the timing of any particular Adjusted Net Trading Income calculation can defer or accelerate the amount in a particular asset class from one day to another, and, at the end of a reporting period, from one reporting period to another. The purpose of the Unallocated category is to ensure that Adjusted Net Trading Income by category sums to total Adjusted Net Trading Income, which can be reconciled to Trading Income, Net, calculated in accordance with GAAP. We do not allocate any resulting differences based on the timing of revenue recognition.

Financial Condition

As of June 30, 2018, Virtu had $660.1 million in cash and cash equivalents, and total long-term debt outstanding in an aggregate principal amount of $1.047 billion ($1.005 billion as of July 27, 2018).

Non-GAAP Financial Measures and Other Items

To supplement our unaudited condensed consolidated financial statements presented in accordance with generally accepted accounting principles (“GAAP”), we use the following non-GAAP measures of financial performance:

•                  “Adjusted Net Trading Income”, which is the amount of revenue we generate from our market making activities, or trading income, net, plus commissions, net and technology services, plus interest and dividends income and expense, net, less direct costs associated with those revenues, including brokerage, exchange and clearance fees, net and payments for order flow. Management believes that this measurement is useful for comparing general operating performance from period to period. Although we use Adjusted Net Trading Income as a financial measure to assess the performance of our business, the use of Adjusted Net Trading Income is limited because it does not include certain material costs that are necessary to operate our business. Our presentation of Adjusted Net Trading Income should not be construed as an indication that our future results will be unaffected by revenues or expenses that are not directly associated with our market making activities.

•                  “EBITDA”, which measures our operating performance by adjusting Net Income to exclude financing interest expense on our long-term borrowings, debt issue cost related to debt refinancing, depreciation and amortization, amortization of purchased intangibles and acquired capitalized software, and income tax expense, and “Adjusted EBITDA”, which measures our operating performance by further adjusting EBITDA to exclude severance, reserve for legal matter, transaction advisory fees and expenses, termination of office leases, acquisition related retention bonus, trading related settlement income, gain on sale of business, connectivity early termination, other, net, write-down of assets, share based compensation, charges related to share based compensation at IPO, 2015 Management Incentive Plan, and charges related to share based compensation at IPO, and “Adjusted EBITDA Margin”, which compares Adjusted EBITDA to Adjusted Net Trading Income.

•                  “Normalized Adjusted Net Income”, “Normalized Adjusted Net Income before income taxes”, “Normalized provision for income taxes”, and “Normalized Adjusted EPS”, which we calculate by adjusting Net Income to exclude certain items and other non-cash items, assuming that all vested and unvested Virtu Financial LLC units have been exchanged for Class A Common Stock, and applying a corporate tax rate, which was between 35.5% and 37% for periods prior to January 1, 2018 and decreasing to approximately 23% beginning January 1, 2018 as a result of the Tax Act.

•                  “Adjusted Operating Expenses”, which we calculate by adjusting Operating Expenses to exclude severance, share based compensation, reserve for legal matters, connectivity early termination and write-down of assets.

Total Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted EPS and Adjusted Operating Expenses are non-GAAP financial measures used by management in evaluating operating performance and in making strategic decisions. Additional information provided regarding the breakdown of Total Adjusted Net Trading Income by category is also a non-GAAP financial measure but is not used by the Company in evaluating operating performance and in making strategic decisions. In addition, these non-GAAP financial measures or similar non-GAAP measures are used by research analysts, investment bankers and lenders to assess our operating performance. Management believes that the presentation of Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted EPS and Adjusted Operating Expenses provide useful information to investors regarding our results of operations because they assist both investors and management in analyzing and benchmarking the performance and value of our business. Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted EPS and Adjusted Operating Expenses provide indicators of general economic performance that are not affected by fluctuations in certain costs or other items. Accordingly, management believes that these measurements are useful for comparing general operating performance from period to period. Furthermore, our credit agreement contains covenants and other tests based on metrics similar to Adjusted EBITDA. Other companies may define Adjusted Net Trading Income, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted EPS  and Adjusted Operating Expenses differently, and as a result our measures of Adjusted Net Trading Income, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted EPS and Adjusted Operating Expenses may not be directly comparable to those of other companies. Although we use these non-GAAP financial measures as financial measures to assess the performance of our business, such use is limited because they do not include certain material costs necessary to operate our business.

Adjusted Net Trading Income, EBITDA, Adjusted EBITDA and Normalized Adjusted Net Income should be considered in addition to, and not as a substitute for, Net Income in accordance with U.S. GAAP as a measure of performance. Our presentation of Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted EPS and Adjusted Operating Expenses should not be construed as an indication that our future results will be unaffected by unusual or nonrecurring items. Adjusted Net Trading Income, Normalized Adjusted Net Income, Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted EPS and our EBITDA-based measures have limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under U.S. GAAP. Some of these limitations are:

•                  they do not reflect every cash expenditure, future requirements for capital expenditures or contractual commitments;

•                  our EBITDA-based measures do not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt;

•                  although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced or require improvements in the future, and our EBITDA-based measures do not reflect any cash requirement for such replacements or improvements;

•                  they are not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows;

•                  they do not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; and

•                  they do not reflect limitations on our costs related to transferring earnings from our subsidiaries to us.

Because of these limitations, Adjusted Net Trading Income, EBITDA, Adjusted EBITDA and Normalized Adjusted Net Income are not intended as alternatives to Net Income as indicators of our operating performance and should not be considered as measures of discretionary cash available to us to invest in the growth of our business or as measures of cash that will be available to us to meet our obligations. We compensate for these limitations by using Adjusted Net Trading Income, EBITDA, Adjusted EBITDA and Normalized Adjusted Net Income along with other comparative tools, together with U.S. GAAP measurements, to assist in the evaluation of operating performance. These U.S. GAAP measurements include Net Income, cash flows from operations and cash flow data. See below a reconciliation of each non-GAAP measure to the most directly comparable GAAP measure.

Virtu Financial, Inc. and Subsidiaries

Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except share and per share data)	2018	2017	2018	2017

Revenues:
Trading income, net	$258,593	$136,163	$664,755	$275,737
Commissions, net and technology services	46,565	3,107	100,409	5,886
Interest and dividends income	21,937	5,629	39,886	10,503
Other, net	1,031	(11)	338,129	49
Total revenues	328,126	144,888	1,143,179	292,175

Operating Expenses:
Brokerage, exchange and clearance fees, net	73,318	52,899	161,141	105,669
Communication and data processing	48,791	18,985	98,277	37,192
Employee compensation and payroll taxes	41,226	17,365	105,896	38,712
Payments for order flow	15,842	—	32,098	—
Interest and dividends expense	35,009	14,934	68,633	27,214
Operations and administrative	16,610	6,770	36,416	11,616
Depreciation and amortization	16,194	6,798	31,546	13,555
Amortization of purchased intangibles and acquired capitalized software	6,838	53	13,675	106
Termination of office leases	1,777	—	21,860	—
Debt issue cost related to debt refinancing	2,359	4,482	8,380	4,482
Transaction advisory fees and expenses	1,750	8,511	9,246	8,643
Charges related to share based compensation at IPO	10	179	24	364
Financing interest expense on long-term borrowings	18,780	8,720	37,827	15,548
Total operating expenses	278,504	139,696	625,019	263,101

Income before income taxes and noncontrolling interest	49,622	5,192	518,160	29,074
Provision for income taxes	3,000	779	61,515	3,587
Net income	$46,622	$4,413	$456,645	$25,487

Noncontrolling interest	(21,413)	(3,512)	(256,684)	(20,006)

Net income available for common stockholders	$25,209	$901	$199,961	$5,481

Earnings per share:
Basic	$0.25	$0.01	$2.06	$0.11
Diluted	$0.24	$0.01	$2.02	$0.11

Weighted average common shares outstanding
Basic	99,542,659	40,814,214	95,124,675	40,607,791
Diluted	101,619,651	40,814,214	97,155,104	40,607,791

Comprehensive income:
Net income	$46,622	$4,413	$456,645	$25,487
Other comprehensive income (loss)
Foreign exchange translation adjustment, net of taxes	(5,576)	4,852	(3,047)	5,637
Comprehensive income	$41,046	$9,265	$453,598	$31,124
Less: Comprehensive income attributable to noncontrolling interest	(18,972)	(6,901)	(255,531)	(23,945)
Comprehensive income available for common stockholders	$22,074	$2,364	$198,067	$7,179

Virtu Financial, Inc. and Subsidiaries

Reconciliation to Non-GAAP Operating Data (Unaudited)

The following tables reconcile Condensed Consolidated Statements of Comprehensive Income to arrive at Adjusted Net Trading Income, EBITDA, Adjusted EBITDA, and selected Operating Margins.

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except percentages)	2018	2017	2018	2017

Reconciliation of Trading income, net to Adjusted Net Trading Income
Trading income, net	$258,593	$136,163	$664,755	$275,737
Commissions, net and technology services	46,565	3,107	100,409	5,886
Interest and dividends income	21,937	5,629	39,886	10,503
Brokerage, exchange and clearance fees, net	(73,318)	(52,899)	(161,141)	(105,669)
Payments for order flow	(15,842)	—	(32,098)	—
Interest and dividends expense	(35,009)	(14,934)	(68,633)	(27,214)
Adjusted Net Trading Income	$202,926	$77,066	$543,178	$159,243

Reconciliation of Net Income to EBITDA and Adjusted EBITDA
Net income	$46,622	$4,413	$456,645	$25,487
Financing interest expense on long-term borrowings	18,780	8,720	37,827	15,548
Debt issue cost related to debt refinancing	2,359	4,482	8,380	4,482
Depreciation and amortization	16,194	6,798	31,546	13,555
Amortization of purchased intangibles and acquired capitalized software	6,838	53	13,675	106
Provision for income taxes	3,000	779	61,515	3,587
EBITDA	$93,793	$25,245	$609,588	$62,765

Severance	2,590	—	6,334	877
Reserve for legal matter	400	(2,176)	400	(2,176)
Transaction advisory fees and expenses	1,750	8,511	9,246	8,643
Termination of office leases	1,777	—	21,860	—
Connectivity early termination	4,562	—	7,062	—
Gain on sale of business	—	—	(337,549)	—
Other, net	(1,031)	11	(580)	(49)
Write-down of assets	1,761	544	2,697	544
Share based compensation	5,204	7,253	13,121	14,833
Charges related to share based compensation at IPO, 2015 Management Incentive Plan	1,534	1,373	2,931	2,798
Charges related to share based compensation awards at IPO	10	179	24	364
Adjusted EBITDA	$112,350	$40,940	$335,134	$88,599

Selected Operating Margins
Net Income Margin(1)	23.0%	5.7%	84.1%	16.0%
EBITDA Margin(2)	46.2%	32.8%	112.2%	39.4%
Adjusted EBITDA Margin(3)	55.4%	53.1%	61.7%	55.6%

(1) Calculated by dividing net income by Adjusted Net Trading Income.

(2) Calculated by dividing EBITDA by Adjusted Net Trading Income.

(3) Calculated by dividing Adjusted EBITDA by Adjusted Net Trading Income.

Virtu Financial, Inc. and Subsidiaries

Reconciliation to Non-GAAP Operating Data (Unaudited)

(Continued)

The following tables reconcile Condensed Consolidated Statements of Comprehensive Income to arrive at Normalized Adjusted Net Income before income taxes, Normalized provision for income taxes, Normalized Adjusted Net Income and Normalized Adjusted EPS.

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except per share data)	2018	2017	2018	2017

Reconciliation of Net Income to Normalized Adjusted Net Income
Net income	$46,622	$4,413	$456,645	$25,487
Provision for income taxes	3,000	779	61,515	3,587
Income before income taxes	$49,622	$5,192	$518,160	$29,074
Amortization of purchased intangibles and acquired capitalized software	6,838	53	13,675	106
Financing interest expense related to KCG transaction	—	1,616	—	1,616
Debt issue cost related to debt refinancing	2,359	4,482	8,380	4,482
Severance	2,590	—	6,334	877
Reserve for legal matter	400	(2,176)	400	(2,176)
Transaction advisory fees and expenses	1,750	8,511	9,246	8,643
Termination of office leases	1,777	—	21,860	—
Connectivity early termination	4,562	—	7,062	—
Write-down of assets	1,761	1,102	2,697	1,102
Gain on sale of business	—	—	(337,549)
Other, net	(1,031)	11	(580)	(49)
Share based compensation	5,204	7,253	13,121	14,833
Charges related to share based compensation at IPO, 2015 Management Incentive Plan	1,534	1,373	2,931	2,798
Charges related to share based compensation awards at IPO	10	179	24	364
Normalized Adjusted Net Income before income taxes	$77,376	$27,596	$265,761	$61,670
Normalized provision for income taxes(1)	17,796	9,797	61,125	21,893
Normalized Adjusted Net Income	$59,580	$17,799	$204,636	$39,777

Weighted Average Adjusted shares outstanding(2)	191,142,871	140,764,500	190,320,527	140,764,500

Normalized Adjusted EPS	$0.31	$0.13	$1.08	$0.28

(1) Reflects U.S. federal, state, and local income tax rate applicable to corporations of approximately 23% for 2018 and 35.5% for 2017

(2) Assumes that (1) holders of all vested and unvested Virtu Financial LLC Units (together with corresponding shares of Class C common stock), have exercised their right to exchange such Virtu Financial LLC Units for shares of Class A common stock on a one-for-one basis,  (2) holders of all Virtu Financial LLC Units (together with corresponding shares of Class D common stock), have exercised their right to exchange such Virtu Financial LLC Units for shares of Class B common stock on a one-for-one basis, and subsequently exercised their right to convert the shares of Class B common stock into shares of Class A common stock on a one-for-one basis.

Virtu Financial, Inc. and Subsidiaries

Condensed Consolidated Statements of Financial Condition (Unaudited)

	June 30	December 31,
	2018	2017
	(in thousands, except share data)
Assets
Cash and cash equivalents	$660,067	$532,887
Securities borrowed	1,217,172	1,471,172
Securities purchased under agreements to resell	5,163	—
Receivables from broker-dealers and clearing organizations	1,051,922	972,018
Trading assets, at fair value	2,773,083	2,712,622
Property, equipment and capitalized software, net	129,242	137,018
Goodwill	836,583	844,883
Intangibles (net of accumulated amortization)	97,549	111,224
Deferred taxes	181,359	125,760
Assets of business held for sale	—	55,070
Other assets	219,023	357,352

Total assets	$7,171,163	$7,320,006

Liabilities and equity
Liabilities
Short-term borrowings, net	$44,006	$27,883
Securities loaned	788,843	754,687
Securities sold under agreements to repurchase	279,760	390,642
Payables to broker-dealers and clearing organizations	747,613	716,205
Trading liabilities, at fair value	2,406,364	2,384,598
Tax receivable agreement obligations	211,623	147,040
Accounts payable and accrued expenses and other liabilities	235,580	358,825
Long-term borrowings, net	1,015,748	1,388,548

Total liabilities	$5,729,537	$6,168,428

Total equity	1,441,626	1,151,578

Total liabilities and equity	$7,171,163	$7,320,006

	As of June 30, 2018
	Interests	%
Ownership of Virtu Financial LLC Interests:
Virtu Financial, Inc. - Class A Common Stock and Restricted Stock Units	108,853,792	56.6%
Non-controlling Interests (Virtu Financial LLC)	83,423,007	43.4%

Total Virtu Financial LLC Interests	192,276,799	100.0%

About Virtu Financial, Inc.

Virtu is a leading financial firm that leverages cutting edge technology to deliver liquidity to the global markets and innovative, transparent trading solutions to our clients. As a market maker, Virtu provides deep liquidity that helps to create more efficient markets around the world. Our market structure expertise, broad diversification, and execution technology enables us to provide competitive bids and offers in over 25,000 securities, at over 235 venues, in 36 countries worldwide.

Cautionary Note Regarding Forward-Looking Statements

The foregoing information and certain oral statements made from time to time by representatives of the Company contain certain forward-looking statements that reflect the company’s current views with respect to certain current and future events and financial performance, including with respect to integration of KCG and synergy realization. These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment which may cause the company’s actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. Any forward-looking statements in this release are based upon information available to the company on the date of this release. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the Company’s financial results may be found in the Company’s filings with the Securities and Exchange Commission.

CONTACT

Investor Relations

Andrew Smith

Virtu Financial, Inc.

(212) 418-0195

investor_relations@virtu.com

Media Relations

media@virtu.com